                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                October 14, 1996


                                 CSX CORPORATION
                                 ---------------
               (Exact name of registrant as specified in charter)



                                    Virginia
                                    --------
                          (State or other jurisdiction
                                of incorporation)


     002-63273                                              621051971
---------------------                                   ------------------
(Commission File No.)                                     (IRS employer
                                                        identification no.)

           One James Center, 901 East Cary Street, Richmond, VA 23219
           ----------------------------------------------------------
              (Address of principal executive offices) (Zip Code)



               Registrant's telephone number, including area code:
                                 (804) 782-1400

ITEM 5.  OTHER EVENTS.

     On October 14, 1996, CSX Corporation (the "Company"), Green Acquisition Corp. ("Tender Sub"), a wholly owned subsidiary of the Company, and Conrail Inc. ("Conrail") entered into an Agreement and Plan of Merger, dated as of December 14, 1996, and certain related agreements, pursuant to which, subject to the terms and conditions specified therein, Conrail will merge with and into Tender Sub.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          1. Agreement and Plan of Merger, dated as of October 14, 1996, by and among CSX Corporation, Green Acquisition Corp. and Conrail Inc. (incorporated by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed by CSX Corporation and Green Acquisition Corp. with respect to Conrail Inc., dated October 6, 1996 ("Schedule 14D-1").

          2. CSX Corporation Stock Option Agreement, dated as of October 14, 1996, by and between CSX Corporation and Conrail Inc. (incorporated by reference to Exhibit (c)(3) to Schedule 14D-1).

          3. Conrail Inc. Stock Option Agreement, dated as of October 14, 1996, by and between CSX Corporation and Conrail Inc. (incorporated by reference to Exhibit (c)(2) to Schedule 14D-1).

          4. Second Amendment to Rights Agreement, dated as of October 13, 1996, by and between CSX Corporation and Harris Trust Company of New York.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     CSX CORPORATION



                                     By: /s/ Mark G. Aron
                                         ----------------------------
                                     Name:   Mark G. Aron
                                     Title:  Executive Vice President-Law
                                             and Public Affairs



Date:  October 16, 1996

                                  EXHIBIT INDEX




Exhibit
  No.                                 Description
-------                               ------------
1. Agreement and Plan of Merger, dated as of October 14, 1996, by and among CSX Corporation, Green Acquisition Corp. and Conrail Inc. (incorporated by reference to Exhibit (c)(1) to the Tender Offer Statement on Schedule 14D-1 filed by CSX Corporation and Green Acquisition Corp. with respect to Conrail Inc., dated October 16, 1996 ("Schedule 14D-1")).

2. CSX Corporation Stock Option Agreement, dated as of October 14, 1996, by and between CSX Corporation and Conrail Inc. (incorporated by reference to Exhibit (c)(3) to Schedule 14D-1).

3. Conrail Inc. Stock Option Agreement, dated as of October 14, 1996, by and between CSX Corporation and Conrail Inc. (incorporated by reference to Exhibit (c)(2) to Schedule 14D-1).

4. Second Amendment to Rights Agreement, dated as of October 13, 1996, by and between CSX Corporation and Harris Trust Company of New York (filed herewith).





                                      -4-